UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

CYALUME TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52247	20-3200738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Windsor Street	01089
West Springfield, Massachusetts	(Zip Code)
(Address of Principal Executive Offices)

(413) 858-2500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the current report on Form 8-K filed by Cyalume Technologies Holdings, Inc. (the “Company”) on January 2, 2013 (which information is incorporated herein by reference), effective as of December 31, 2012, the Company increased the size of its board of directors by one member, and appointed James G. Schleck to fill the newly-created vacancy, as required pursuant to the terms of the Amendment Agreement (the “Amendment Agreement”) entered into on December 27, 2012 among the Company, JFC Technologies, LLC (“JFC”), and Mr. Schleck, individually and in his capacity as representative of the members of JFC. Under the Amendment Agreement, for so long as JFC and/or Mr. Schleck collectively own at least 10% of the total number of outstanding shares of the Company’s common stock, Mr. Schleck has the right to be named by the Company as a nominee for election to the board of directors each time the Company solicits a vote of its stockholders relating to the election of directors.

Mr. Schleck is employed by the Company’s subsidiary, Cyalume Specialty Products, Inc. (“CSP”), pursuant to an employment agreement entered into effective as of September 1, 2011 (the “Employment Agreement”), in connection with the acquisition on that date by CSP of substantially all of the operations of JFC and certain related assets, pursuant to an Asset Purchase Agreement, dated August 31, 2011 (the “Asset Purchase Agreement”), among the Company, CSP, JFC and the members of JFC (consisting of Mr. Schleck, Mr. Schleck’s father, and an entity controlled by Mr. Schleck). Also in connection with the execution of the Asset Purchase Agreement, the Company entered into a registration rights agreement with the members of JFC (the “Registration Rights Agreement”). The Asset Purchase Agreement and the Registration Rights Agreement are described in the current report on Form 8-K filed by the Company on September 6, 2011 (which information is incorporated herein by reference).

Pursuant to the Amendment Agreement, as described in the current report on Form 8-K filed by the Company on January 2, 2013, on December 31, 2012 the Company issued to JFC (i) 2,450,000 shares of the Company’s common stock, to be held in escrow as described in such Form 8-K (the “Shares”), and (ii) an unsecured promissory note (the “Note”) in the original principal amount of $2,100,000. The Note accrues interest at the initial rate of 5% per annum, which rate increases by 1% per month beginning on January 1, 2014, up to a maximum rate of 11% (which increased rate is retroactive to the initial issuance date), and is payable in full on the earlier of June 30, 2014 or upon the refinancing of the Company’s existing indebtedness (subject to the availability of at least $5,000,000 in available credit after such repayment).

Pursuant to the Employment Agreement, as amended by a First Amendment to Employment Agreement entered into on December 27, 2012 in connection with the Amendment Agreement, Mr. Schleck serves as President of CSP and receives an annual base salary of $215,000, subject to annual review and potential increase in the discretion of CSP’s board of directors. Mr. Schleck is eligible to receive an annual bonus of up to 50% of his base salary, based upon the financial performance of the Company and CSP. If Mr. Schleck’s employment is terminated by CSP other than as a result of death, disability or for “cause” (as defined in the Employment Agreement), Mr. Schleck is entitled to receive continued payment of his then-applicable annual base salary paid out over a period of six months following termination of employment. The Employment Agreement also contains non-competition and non-solicitation covenants applicable to Mr. Schleck during the term of the Employment Agreement and for a period of two years following the termination of his employment. The Employment Agreement has an initial term that ends on December 31, 2013, subject to automatic annual one-year renewal terms unless and until terminated by either party upon 30 days’ written notice prior to the applicable expiration date.

Also on December 27, 2012 in connection with the Amendment Agreement, the Company granted Mr. Schleck an option to purchase 200,000 shares of the Company’s common stock pursuant to a stock option agreement under the Company’s 2009 Omnibus Securities and Incentive Plan (provided that if the Company’s stockholders do not approve an increase in the number of shares of common stock available for issuance under such Plan of at least 650,000 at the Company’s 2013 annual meeting of stockholders or otherwise by December 27, 2013, then the option will be deemed to have been granted outside of such Plan). The option has an exercise price of $1.50 per share, and vests as to 40,000 shares on each of the first five annual anniversaries of the date of grant.

CSP leases property in Bound Brook, New Jersey, from Brook Industrial Park, LLC, an entity that is wholly owned by Mr. Schleck, pursuant to a lease entered into effective September 1, 2011, in connection with the Asset Purchase Agreement. The term of the lease expires on August 31, 2016 (subject to renewal options). The monthly rent payable under the lease is $24,000 from September 1, 2011 through August 2013, and thereafter the rent will be adjusted to reflect the changes of average cost per square foot as reported  by Newmark Knight and Frank in their 2nd Quarter New Jersey Industrial Market Report, Average Asking Rate for Somerset County.

Mr. Schleck and his wife collectively own 50% of China Development Group LLC. CSP has engaged China Development Group LLC to source a pharmaceutical product sold by CSP, and pays commissions to China Development Group LLC in compensation for such services. The amount of such commissions paid in 2012 was approximately $310,125.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Amendment Agreement, dated December 27, 2012, by and among the Company, CSP, JFC and Mr. Schleck (incorporated by reference to an exhibit to the current report on Form 8-K filed by the Company on January 2, 2013).
10.2	Unsecured Promissory Note, dated December 31, 2012 (incorporated by reference to an exhibit to the current report on Form 8-K filed by the Company on January 2, 2013).
10.3	Employment Agreement, effective as of November 1, 2011, between CSP and Mr. Schleck.
10.4	First Amendment to Employment Agreement, dated December 27, 2012, between CSP and Mr. Schleck.
10.5	Lease Agreement between CSP and Brook Industrial Park, LLC (incorporated by reference to an exhibit to the quarterly report on Form 10-Q filed by the Company on November 14, 2011).
10.6	Asset Purchase Agreement dated August 31, 2011 among the Company, CSP, JFC and the members of JFC (incorporated by reference to an exhibit to the quarterly report on Form 10-Q filed by the Company on November 14, 2011).
10.7	Registration Rights Agreement among the Company, James G. Schleck, James R. Schleck, Jame Fine Chemical, Inc. and JFC dated as of August 31, 2011 (incorporated by reference to an exhibit to the quarterly report on Form 10-Q filed by the Company on November 14, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

CYALUME TECHNOLOGIES HOLDINGS, INC.

By	/s/ Michael Bielonko
Name:	Michael Bielonko
Title:	Chief Financial Officer

Date: January 7, 2013

Exhibit Index

Exhibit No.	Description
10.1	Amendment Agreement, dated December 27, 2012, by and among the Company, CSP, JFC and Mr. Schleck (incorporated by reference to an exhibit to the current report on Form 8-K filed by the Company on January 2, 2013).
10.2	Unsecured Promissory Note, dated December 31, 2012 (incorporated by reference to an exhibit to the current report on Form 8-K filed by the Company on January 2, 2013).
10.3	Employment Agreement, effective as of November 1, 2011, between CSP and Mr. Schleck.
10.4	First Amendment to Employment Agreement, dated December 27, 2012, between CSP and Mr. Schleck.
10.5	Lease Agreement between CSP and Brook Industrial Park, LLC (incorporated by reference to an exhibit to the quarterly report on Form 10-Q filed by the Company on November 14, 2011).
10.6	Asset Purchase Agreement dated August 31, 2011 among the Company, CSP, JFC and the members of JFC (incorporated by reference to an exhibit to the quarterly report on Form 10-Q filed by the Company on November 14, 2011).
10.7	Registration Rights Agreement among the Company, James G. Schleck, James R. Schleck, Jame Fine Chemical, Inc. and JFC dated as of August 31, 2011 (incorporated by reference to an exhibit to the quarterly report on Form 10-Q filed by the Company on November 14, 2011).